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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
         Pursuant to Section 13 OR 15(d) of The Securities Act of 1934




               Date of Report (Date of earliest event reported):
                      February 11, 1998 (January 20, 1998)




                                FP BANCORP, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)




           Delaware                  0-17650                 33-0018976
           --------                  -------                 ----------
(State or other jurisdiction       (Commission              (IRS Employer
       of Incorporation            File Number)         Identification Number)




613 West Valley Parkway, Escondido, California                92025-4929
----------------------------------------------                ----------
  (Address of principal executive offices)                    (Zip Code)




       Registrant's telephone number, including area code: (760) 741-3312




                                      None
                                      ----
         (Former name or former address, if changed since last report.)





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ITEM 5. OTHER EVENTS

FP Bancorp, Inc. announced earnings for 1997, in the press release included herein as Attachment A, which is attached and incorporated by reference.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FP BANCORP, INC.
----------------
(Registrant)


By:  \s\ MICHAEL J. PERDUE
   ---------------------------------------------------------
     Michael J. Perdue
     Executive Vice President and Chief Operating Officer
     (Duly authorized officer and principal financial officer)

Dated: February 11, 1998


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                 Attahment A to Form 8-K Dated February 11, 1998


                                  PRESS RELEASE


  Release date:   JANUARY 20, 1998

       Contact:   HARVEY L. WILLIAMSON
                  PRESIDENT/CHIEF EXECUTIVE OFFICER
                  FP BANCORP, INC.
                  (760) 739-6500

       Subject:   FP BANCORP, INC. REPORTS RECORD EARNINGS FOR FISCAL YEAR 1997

ESCONDIDO, CA - FP Bancorp, Inc., parent company of First Pacific National Bank, announced significant asset growth and record earnings for the year ended December 31, 1997.

Net earnings for the year ended December 31, 1997 were $4,383,000, a 4% increase over net earnings of $4,208,000 reported for 1996. Pretax earnings were $7,557,000 for the year ended December 31, 1997, representing an increase of 130% over $3,286,000 of pretax earnings recorded for 1996. Diluted earnings per share were $1.45 in 1997, an increase of 2% over diluted earnings per share of $1.41 in 1996.

Net earnings for the three months ended December 31, 1997 were $1,282,000, representing an increase of 27% over the $1,007,000 earned during the fourth quarter of 1996. Diluted earnings per share were $0.42, an increase of 31% over the $0.32 per share reported for the same quarter in 1996.

FP Bancorp also reported significant growth in deposits, loans and total assets during 1997. As of December 31, 1997, deposits were $309.5 million, loans were $230.6 million and total assets were $353.2 million, representing increases of 17%, 8% and 14%, respectively, from the same date in 1996.

 "This has been an extremely successful year for us," stated FP Bancorp's President and Chief Executive Officer, Harvey L. Williamson. "We more than doubled our pretax income, substantially improved our efficiency ratio and concluded the year with an agreement with Zions Bancorporation that will bring significant benefits to our stockholders and customers."

FP Bancorp recently announced that it had signed a definitive agreement with Zions Bancorporation (Salt Lake City, Utah) under which FP Bancorp will merge with and into Zions, and First Pacific National Bank with and into Grossmont Bank, a subsidiary of


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Zions, in exchange for common shares of Zions. The merger, which is expected to close during the second quarter of 1998, is subject to the approval of banking regulators and the stockholders of FP Bancorp.

FP Bancorp's only operating subsidiary, First Pacific National Bank, operates eight branches in the cities of Escondido, San Marcos, Temecula, Rancho Bernardo, Valley Center and Moreno Valley. Investor information about FP Bancorp can be accessed on the Internet at www.fpnb.com, www.nasdaq.com or at www.businesswire.com.

The Company's common stock is traded on the Nasdaq National Market System under the symbol FPBN.

Statements made in this press release that state the Company's or management's intentions, beliefs, expectations or predictions of the future are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The Company's actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statement is contained from time to time in the Company's SEC filings, including but not limited to reports on Forms 10-KSB and 10-QSB. Copies of these filings may be obtained by contacting the Company or the SEC, or may be accessed via the Internet at www.nasdaq.com or www.sec.gov.


                                       ###


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FP BANCORP, INC.

FINANCIAL HIGHLIGHTS


                                                    Three Months Ended                         Year Ended
                                                       December 31,                            December 31,
                                            --------------------------------        --------------------------------
For the period                                 1997                 1996                1997                1996
                                            ------------        ------------        ------------        ------------
Earnings before taxes                       $  2,225,000        $  1,347,000        $  7,557,000        $  3,286,000
Income taxes (benefit)                           943,000             340,000           3,174,000            (922,000)
                                            ------------        ------------        ------------        ------------
Net earnings                                $  1,282,000        $  1,007,000        $  4,383,000        $  4,208,000
                                            ============        ============        ============        ============
Avg common stock outstanding                   2,778,000           2,654,000           2,710,000           2,652,000
Basic earnings per share                    $       0.46        $       0.38        $       1.62        $       1.59
Diluted earnings per share                  $       0.42        $       0.32        $       1.45        $       1.41

Net interest income                         $  5,212,000        $  4,487,000        $ 19,941,000        $ 15,726,000
Provision for loan losses                   $    108,000        $    150,000        $    432,000        $    700,000
Net charge-offs                             $    384,000        $    452,000        $  1,191,000        $    882,000
Return on average assets - annualized               1.44%               1.35%               1.30%               1.58%
Return on average equity - annualized              19.77%              19.39%              18.69%              22.38%


                                                         December 31,
                                              --------------------------------          Increase         Increase
At End of Period                                 1997                 1996             (Decrease)       (Decrease)
                                              ------------        ------------        ------------        -----
Total assets                                  $353,204,000        $308,585,000        $ 44,619,000        14.46%
Goodwill and other intangibles, net           $  3,938,000        $  3,431,000        $    507,000        14.78%
Total deposits                                $309,502,000        $264,521,000        $ 44,981,000        17.00%
Total loans                                   $230,502,000        $213,997,000        $ 16,505,000         7.71%
Allowance for loan losses                     $  2,646,000        $  3,121,000
Allowance/Total loans                                 1.15%               1.46%
Long-term debt                                $  4,575,000        $  4,575,000
Stockholders' equity                          $ 26,189,000        $ 20,978,000
Leverage ratio                                        6.29%               5.54%
Tier 1 risk-based capital ratio                       9.10%               7.47%
Total risk-based capital ratio                       10.20%               8.72%
Quarter-end common shares outstanding            2,779,000           2,654,000
GAAP stockholders' equity per share           $       9.42        $       7.91
Tangible stockholders' equity per share       $       8.01        $       6.61
Nonperforming loans                           $    655,000        $  2,148,000
Other real estate owned                       $  1,260,000        $  1,329,000
Nonperforming assets                          $  1,915,000        $  3,477,000
Nonperforming loans/Total loans                       0.28%               1.00%
Nonperforming assets/Total assets                     0.54%               1.13%